Fees Summary	Oct. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 999,410,000.00
Previously Paid Amount	0.00
Total Fee Amount	138,018.53
Total Offset Amount	0.00
Net Fee	$ 138,018.53
Final Prospectus	false